Consolidated Statement of Comprehensive Income - GBP (£) £ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Unaudited Condensed Consolidated Interim Statements of Income and Comprehensive Income
Revenue	£ 132	£ 87	£ 70
Cost of sales	(64)	(44)	(66)
Gross profit	68	43	4
Research and development expenses	(24,291)	(9,971)	(5,153)
Administrative expenses	(264,260)	(3,760)	(2,554)
Related party administrative expenses	(108)	(144)	(144)
Other operating income	11,352	2,317	399
Operating loss	(277,239)	(11,515)	(7,448)
Finance income/(costs)	32,498	(98)	(66)
Related party finance costs	(483)	(709)
Net finance income/ (costs)	32,015	(807)	(66)
Loss before tax	(245,224)	(12,322)	(7,514)
Income tax expense		(4)	30
Net loss for the period	(245,224)	(12,326)	(7,484)
Foreign exchange translation differences	(85)
Total comprehensive loss for the period	£ (245,309)	£ (12,326)	£ (7,484)
Basic loss per share	£ (1.98)	£ (0.12)	£ (0.07)
Diluted loss per share	£ (1.98)	£ (0.12)	£ (0.07)